UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

___________________________________________

Date of Report
November 07, 2003

Commission file number 001-09913

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas                                                74-1891727

(State of Incorporation)                            (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 9.  Regulation FD Disclosure (Information furnished in this Item 9 is also Furnished Pursuant to
            Item 12).

      Registrant is furnishing its press release dated November 7, 2003, which announces the Registrant's financial results for the three months and nine months ended September 30, 2003. The text of the press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(c) Exhibit

99.1 Kinetic Concepts, Inc. press release dated November 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               KINETIC CONCEPTS, INC.
                                                                                               (REGISTRANT)

                                                                                              By:   /s/ Dennert O. Ware          _
Date: November 7, 2003                                                                          Dennert O. Ware
                                                                                              President and Chief Executive Officer